UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2010 (August 3, 2010)
CODORUS VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania	17405-2887

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 717-747-1519
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.
FORM 8-K
Item 7.01	Regulation FD Disclosure
On August 3, 2010, Larry J. Miller, Vice Chairmen, President and CEO, and Jann Allen Weaver, Treasurer, of Codorus Valley Bancorp, Inc. (Corporation) are scheduled to present an overview of certain information with respect to the Corporation, including the financial performance of the Corporation through June 30, 2010, to various institutional portfolio managers.
The investor presentation material, attached as Exhibit 99.1, is being furnished pursuant to Regulation FD and shall not be deemed to be filed for any purpose.
Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

No.	Description
99.1	Corporate Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc. (Registrant)
Date: August 3, 2010	/s/ Larry J. Miller
Larry J. Miller
President and Chief Executive Officer (Principal Executive Officer)